UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

Eterna Therapeutics Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10355 Science Center Drive, Suite 150 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ERNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 18, 2022, Eterna Therapeutics Inc., a Delaware corporation (the “Company”), entered into a sublease agreement (the “Sublease”) with E.R. Squibb & Sons, L.L.C., a Delaware limited liability company (“Sublessor”), for office and laboratory space (the “Premises”). The Premises consists of approximately 45,500 square feet on the ninth floor of the building currently under construction located at 250 Water Street, Somerville, Massachusetts 02141.

The Sublease rent commences on the date that is the earlier of (i) the date that the Company commences business operations from the Premises and (ii) the date that is the one-year anniversary of the later to occur of (A) October 18, 2022 and (B) the date that Sublessor obtains the primary landlord’s consent for the Sublease (such applicable date, the “Rent Commencement Date”). The Sublease has a term of 10 years from the Rent Commencement Date (the “Term”), subject to a five-year extension in accordance with the terms of the Sublease.

Pursuant to the Sublease, within two business days following receipt of the primary landlord’s consent to the Sublease, the Company will deliver to Sublessor a security deposit in the form of a letter of credit in the amount of $4,095,000.00. Provided there are no events of default by the Company under the Sublease, the letter of credit will be reduced on an incremental basis throughout the Term. Pursuant to the Sublease, the Company has agreed to pay base rent of $455,000.00 per month during the first year of the Term, increasing on an incremental basis each subsequent year of the Term, as well as traditional lease expenses including, certain taxes, operating expenses and utilities.

The foregoing description of the Sublease is only a summary and is qualified in its entirety by reference to the complete text of the Sublease, which the Company will file with its annual report on Form 10-K for the year ending December 31, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eterna Therapeutics Inc.

Dated: October 24, 2022	By:	/s/ Andrew Jackson
Chief Financial Officer